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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                      ____________________________________

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report:  November 17, 1998
                       ----------------------------------
                       (Date of earliest event reported)


                           BAXTER INTERNATIONAL INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        1-4448                                         36-0781620
------------------------                   ----------------------------------
(Commission file number)                    (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                     60015
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(Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:  (847) 948-2000


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                              (Page 1 of 5 pages)
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Item 5.  Other Events.

         On November 17, 1998, the attached press release was issued.

Item 7. Exhibits

Exhibit No.  Exhibit
-----------  -------
99           Press Release
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    BAXTER INTERNATIONAL INC.
                                    -------------------------
                                           (Registrant)



                                    By: /s/ Jan Stern Reed
                                        ------------------
                                       Jan Stern Reed
                                       Secretary


Date:  December 2, 1998